UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
______________
Filed by the Registrant ☒      Filed by a Party other than the Registrant  ☐
Check the appropriate box:
 ☐   Preliminary Proxy Statement
 ☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ☐   Definitive Proxy Statement
☒   Definitive Additional Materials
 ☐   Soliciting Material Pursuant to §240.14a-12
THRYV HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒   No fee required.
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Your **Vote** Counts!

THRYV HOLDINGS, INC.

2025 Annual Meeting
Vote by June 11, 2025
11:59 PM ET

THRYV HOLDINGS, INC.
2200 WEST AIRFIELD DRIVE
P.O. BOX 619 810
DFW AIRPORT, TX 75261-9810

V73287-P31340

You invested in THRYV HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 12, 2025
10:00 AM CDT

Virtually at:
www.virtualshareholdermeeting.com/THRY2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Ryan O'Hara and Lou Orfanos as Class II directors to serve until 2028. **Nominees:** 01) Ryan O'Hara 02) Lou Orfanos	For
2. The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
3. Advisory vote to approve the compensation of our named executive officers.	For
4. Approval of an amendment to our fourth amended and restated certificate of incorporation to adjust voting requirements for certain future amendments.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V73288-P31340